UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2007

Transocean Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Greenway Plaza, Houston, Texas		77046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 232-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 9, 2007, Transocean Inc. announced that its affiliate, Transocean Offshore International Ventures Limited ("Transocean"), has entered into an agreement with Pacific Drilling Limited ("Pacific Drilling") providing Transocean with the exclusive marketing right for two currently unnamed deepwater drillships under construction, as well as an option to purchase a 50% interest in a joint venture company through which Transocean and Pacific Drilling would own the drillships. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Statements regarding Transocean's anticipated exercise of the option and purchase of the joint venture interest, contract awards, drillship delivery dates and joint venture terms, as well as any other statements that are not historical facts, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to inability to obtain contracts for the drillships, negotiate definitive agreements and satisfy closing conditions, Transocean's discretion in exercising the option, construction project risks, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the future prices of oil and gas and other factors detailed in the company's most recent Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Transocean Inc. is the world's largest offshore drilling contractor with a fleet of 82 mobile offshore drilling units. The company's mobile offshore drilling fleet, consisting of a large number of high-specification deepwater and harsh environment drilling units, is considered one of the most modern and versatile in the world due to its emphasis on technically demanding segments of the offshore drilling business. The company's fleet consists of 33 High-Specification Floaters (semisubmersibles and drillships), 20 Other Floaters, 25 Jackups and other assets utilized in the support of offshore drilling activities worldwide. With a current equity market capitalization in excess of $23 billion, Transocean Inc.'s ordinary shares are traded on the New York Stock Exchange under the symbol "RIG."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transocean Inc.

April 11, 2007	By:	Chipman Earle

Name: Chipman Earle
Title: Associate General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 9, 2007